Acquisitions	12 Months Ended
Mar. 31, 2017
Acquisitions [Abstract]
Business Combination Disclosure Text Block

2. Acquisitions

In October 2015, the Company completed the acquisition of 100% of the stock of Gray & Company. The business, based in Hart, Michigan, is a processor of maraschino cherries and a provider of glace or candied fruit products. This acquisition includes a plant in Dayton, Oregon. The purchase price was approximately $23.8 million (net of cash acquired) plus the assumption of certain liabilities. In conjunction with the closing, the Company paid off $12.0 million of liabilities acquired. The rationale for the acquisition was twofold: (1) the business is a complementary fit with the existing business and (2) it provides an extension of the Company’s product offerings. This acquisition was financed with proceeds from the Company's revolving credit facility. The purchase price to acquire Gray & Company was allocated based on the internally developed fair value of the assets acquired and liabilities assumed and the independent valuation of inventory, intangibles, and property, plant, and equipment. The purchase price of $23.8 million has been allocated as follows (in millions):

Purchase Price (net of cash received)	$23.8

Allocated as follows:
Current assets	$36.6
Other long-term assets	1.4
Property, plant and equipment	13.7
Deferred taxes	(7.7)
Current liabilities	(16.0)
Other long-term liabilities	(4.2)
Total	$23.8

In February 2016, the Company completed the acquisition of 100% of the stock of Diana Fruit Co., Inc. The business, based in Santa Clara, California, is a processor of maraschino cherries and cherries for fruit cocktail. The purchase price was approximately $15.0 million (net of cash acquired) plus the assumption of certain liabilities. In conjunction with the closing, the Company paid off $1.4 million of liabilities acquired. The rationale for the acquisition was the business is a complementary fit with the recent acquisition of Gray & Company. This acquisition was financed with proceeds from the Company's revolving credit facility. The purchase price to acquire Diana was allocated based on the internally developed fair value of the assets acquired and liabilities assumed and the independent valuation of inventory, intangibles, and property, plant, and equipment. The purchase price of $15.0 million has been allocated as follows (in millions):

Purchase Price (net of cash received)	$15.0

Allocated as follows:
Current assets	$16.8
Other long-term assets	0.5
Property, plant and equipment	0.9
Deferred taxes	0.4
Current liabilities	(3.6)
Total	$15.0

The Company’s Consolidated Statement of Net Earnings for the year ended March 31, 2016 includes five months of the acquired Gray & Company and one month of Diana Fruit operating results which amounted to Net Sales of $25.5 million and Net Loss of $1.7 million. If Gray and Diana had been acquired at the beginning of the year ended March 31, 2015, total Net Sales would be $1,324.8 million (unaudited) for 2016 and $1,363.7 million (unaudited) for 2015 and Net Earnings would have been $54.2 million (unaudited) for 2016 and $8.6 million (unaudited) for 2015.

In April 2014, the Company purchased a 50% equity interest in Truitt Bros. Inc. ("Truitt") for $16.2 million. The purchase agreement grants the Company the right to acquire the remaining 50% ownership of Truitt in the future under certain conditions. Truitt is known for its industry innovation related to packing shelf stable foods in trays, pouches and bowls. Truitt has two state-of-the-art plants located in Oregon and Kentucky. This investment is included in Other Assets in the Consolidated Balance Sheets as of March 31, 2017 and is accounted for using the equity method of accounting.